                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ David Gladstone
                                        ----------------------------------
                                        David Gladstone

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ George C. Williams
                                        ----------------------------------
                                        George C. Williams

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Katherine C. Marien
                                        ----------------------------------
                                        Katherine C. Marien

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Jon W. Barker
                                        ----------------------------------
                                        Jon W. Barker

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Eleanor Deane Bierbower
                                        ----------------------------------
                                        Eleanor Deane Bierbower

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Robert V. Fleming II
                                        ----------------------------------
                                        Robert V. Fleming II

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Anthony T. Garcia
                                        ----------------------------------
                                        Anthony T. Garcia

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Arthur H. Keeney III
                                        ----------------------------------
                                        Arthur H. Keeney III

                               POWER OF ATTORNEY


                 The undersigned Director of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Robin B. Martin
                                        ----------------------------------
                                        Robin B. Martin

                               POWER OF ATTORNEY


                 The undersigned officer of Allied Capital Lending Corporation, a Maryland corporation (the "Company") hereby constitutes and appoints David Gladstone and Katherine C. Marien and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place, and stead, to execute and file any of the documents referred to below related to (i) registration under the Securities Act of 1933, as amended (the "1933 Act"), of the offer and sale of shares of common stock newly issued or reissued by the Company or (ii) registration under the 1933 Act of the offer and purchase of units of other classes of outstanding securities previously issued by the Company. Such documents shall include, but shall not be limited, registration statements on any form or forms under the 1933 Act, and an and all amendments and supplements thereto with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 1996.
                                        /s/ Jon A. DeLuca
                                        ----------------------------------
                                        Jon A. DeLuca